Certification Pursuant To
                             18 U.S.C. Section 1350,
                             As Adopted Pursuant To
                  Section 906 Of The Sarbanes-Oxley Act Of 2002

In connection with the Quarterly Report of Somerset International Group, Inc. (the "Company") on Form 10-QSB for the three months ending March 31, 2005 as filed with the Securities and Exchange Commission (the "Report"), I, John X. Adiletta, President, Chief Executive Officer, and Chief Financial Officer certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of the dates presented and the results of operations of the Company.


                                          /s/ John X. Adiletta
                                          ---------------------------
                                              John X. Adiletta
                                              Chief Executive Officer
                                              Chief Financial Officer

                                          Dated: May 16, 2005